Exhibit 10.1

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Term Sheet

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Overview.  This term sheet (this “Term Sheet”) sets forth the agreement of American Airlines, Inc. (“American”) and Mesa Airlines, Inc. (“Mesa”, and together with American, the “Parties”) with respect to the following: (i) the permanent withdrawal of two aircraft from the Code Share and Revenue Sharing Agreement, dated as of March 20, 2001, but effective as of February 1, 2001, by and between American and Mesa, as amended (the “CSA”); (ii) the criteria by which Mesa’s performance during the remainder of the term of this Term Sheet will be evaluated for purposes of determining American’s rights under the bullet labeled “Withdrawal of Additional Aircraft” below; and (iii) the permanent withdrawal of up to an additional six aircraft in the event that Mesa fails to perform in accordance with such established criteria at any point during the term of this Term Sheet.  Capitalized terms used herein but not defined will have the meanings provided in the CSA.

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Term.  This Term Sheet will become effective upon execution by both Parties and will remain in effect until the earliest of the following to occur: (i) the execution by both Parties of a definitive amendment to the CSA with respect to the subject matter hereof (the “Amendment”); (ii) the date that American provides a Withdrawal Notice (as defined below) to Mesa with respect to the sixth additional aircraft to be withdrawn from the CSA; (iii) the date that Mesa provides an Option Notice (as defined below) to American; and (iv) the expiration or termination of the CSA.  Upon the expiration of this Term Sheet, the Parties’ relationship will once again be governed only by the provisions of the CSA; provided that (a) any aircraft withdrawn from the CSA pursuant to this Term Sheet as of the date of such expiration will remain withdrawn, (b) any aircraft scheduled to be withdrawn from the CSA pursuant to this Term Sheet as of the date of such expiration will be withdrawn pursuant to the terms hereof, and (c) any amounts paid pursuant to this Term Sheet as of the date of such expiration will be retained by the receiving Party.

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Initial Aircraft Withdrawal.  Two aircraft (tail numbers to be determined by Mesa in its sole discretion) (the “Initial Withdrawn Aircraft”) will be permanently withdrawn from the CSA, effective end of day on April 1, 2019.

o	Mesa will provide a written notice to American on or before March 1, 2019 specifying the tail numbers of the Initial Withdrawn Aircraft.
o	[***]
o	[***]
o	[***]
•	Performance Criteria. During the term of this Term Sheet, and for purposes of measuring American’s Withdrawal Rights:
o	Mesa will perform in accordance with the metrics and obligations described in Exhibit A (the “Mesa Performance Criteria”); and
o	American will perform in accordance with the obligations described in Exhibit B (the “American Performance Criteria”).

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•	Performance Failures.
o	Any failure of Mesa to comply with the Mesa Performance Criteria will be considered a “Failure”.
▪

Notwithstanding the immediately preceding bullet, if a Failure occurs with respect to any Performance Metric (as defined in Exhibit A), but Mesa’s performance with respect to such Performance Metric exceeds the performance of all of American’s other regional operators for the same Performance Metric during the same period, such Failure will be waived.  For example, if Mesa’s CCF for any rolling 45-day period is [***]% (constituting a Failure), but none of American’s other regional operators exceed [***]% CCF for the same 45-day period, such Failure will be waived.

o

Upon the occurrence of a Failure with respect to any individual Mesa Performance Criterion with a rolling measurement period (i.e., 45 days or 60 days), the rolling measurement period applicable to such Mesa Performance Criterion will reset such that an additional Failure with respect to such Mesa Performance Criterion may not occur until at least 45 or 60 days, as applicable, after the prior Failure.  Subject to the immediately following bullet, a Failure with respect to one Mesa Performance Criterion will not reset the measurement period(s) applicable to any other Mesa Performance Criterion.

o

Notwithstanding anything in this Term Sheet to the contrary: (i) during the period beginning on May 1, 2019 and ending on August 31, 2019, no more than two Failures may occur within any rolling 60-day period; and (ii) during the period beginning on September 1, 2019 and continuing thereafter, no more than two Failures may occur within any rolling 45-day period.  If two Failures occur within any such rolling 60- or 45-day period, as applicable (the “First Failure” and “Second Failure”, respectively), then upon the occurrence of the Second Failure: (a) if the Second Failure relates to a Mesa Performance Criterion with a rolling measurement period, the rolling measurement period applicable to such Mesa Performance Criterion will reset in accordance with the immediately preceding bullet; and (b) the rolling measurement periods applicable to all other Mesa Performance Criteria will be reset as of the date of the First Failure, such that a third Failure, if any, may not occur until at least 60 or 45 days, as applicable, after the First Failure.

o

Failures, in and of themselves, will not be deemed to be defaults under the CSA, and therefore for purposes of determining that a Failure has occurred, Mesa will have no cure rights and American will have no right to terminate the CSA.

•	Withdrawal of Additional Aircraft.
o

Upon the occurrence of each Failure, American will accrue a right, exercisable in its sole discretion, to permanently withdraw one aircraft from the CSA (each, a “Withdrawal Right”). Subject to the third bullet under this “Withdrawal of Additional Aircraft” heading, Mesa will determine, in its sole discretion, the tail number of the aircraft to be withdrawn pursuant to each Withdrawal Right.

o	Regardless of the number of Failures, in no event will American accrue more than six Withdrawal Rights in the aggregate during the term of this Term Sheet.
o	American may exercise its Withdrawal Rights as follows:
▪

Within 30 days following discovery of each Failure, American will provide to Mesa a written notice of American’s intent to exercise the resulting Withdrawal Right (a “Withdrawal Notice”), which will include the Aircraft withdrawal date; provided that (a) the withdrawal date may not be less than 90 or more than 180 days after the date of such notice, and (b) American may not withdraw more than two aircraft from the CSA in any one calendar month.

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If American fails to provide a Withdrawal Notice to Mesa within 30 days following discovery of any Failure, American will no longer have that particular Withdrawal Right; provided, however, that American’s election not to exercise such Withdrawal Right will have no impact on American’s ability to exercise any Withdrawal Rights based on other Failures.

▪

Within 30 days following Mesa’s receipt of each Withdrawal Notice, Mesa will provide to American a written notice specifying the tail number of the aircraft to be withdrawn pursuant to such Withdrawal Right (a “Tail Number Notice”).

•

If Mesa fails to provide a Tail Number Notice to American within 30 days following receipt of any Withdrawal Notice, Mesa will be deemed to have forfeited its right to determine the tail number of the aircraft to be withdrawn pursuant to that particular Withdrawal Right, and American will determine, in its sole discretion, the tail number of the aircraft to be withdrawn pursuant to such Withdrawal Right.

o

Subject to the fourth bullet under the heading “Performance Failures,” above, American’s Withdrawal Rights will be cumulative, and not exclusive, of all remedies available to American under the CSA or otherwise.

•	Mesa’s Aircraft Withdrawal Option.
o

If two or more Failures occur during the term of this Term Sheet, then upon the occurrence of the second Failure and each subsequent Failure, Mesa will accrue the right, exercisable only once in its sole discretion, to permanently withdraw no fewer than six aircraft from the CSA (the “Mesa Option”).

o

Mesa may exercise the Mesa Option within 30 days following discovery of the second Failure or any subsequent Failure by providing to American a written notice of Mesa’s intent to exercise the Mesa Option (an “Option Notice”), which will include the following information:

▪	The tail number of each aircraft to be withdrawn pursuant to the Mesa Option; and
▪

The withdrawal date for each aircraft; provided that (a) the withdrawal dates may not be less than 90 or more than 180 days after the date of such Option Notice and (b) Mesa may not withdraw more than two aircraft from the CSA in any one calendar month.

o

If Mesa fails to provide an Option Notice to American within 30 days following discovery of any Failure, Mesa may not exercise the Mesa Option with respect to that particular Failure; provided, however, that Mesa’s election not to exercise the Mesa Option with respect to such Failure will have no impact on Mesa’s ability to exercise the Mesa Option based on other Failures.

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Remaining Aircraft.  The withdrawal of any aircraft pursuant to this Term Sheet will not modify in any way either Party’s obligations with respect to the expiration of the CSA as to the remaining aircraft, including without limitation the timing of such expiration(s).

•	Compensation[***]

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CSA Conflicts.  During the term of this Term Sheet, in the event of any conflict or inconsistency between the terms or conditions of the CSA and the terms or conditions of this Term Sheet, the terms and conditions of this Term Sheet will control.  Without limiting the generality of the foregoing, during the term of this Term Sheet: (i) the accrual and payment of Supportability Credits pursuant to the Seventeenth Amendment to the CSA will be suspended; and (ii) the CD0 and CCF performance thresholds and related bonuses and penalties, as provided in the CSA, will be suspended.

•	Amendment. The Parties will negotiate in good faith to enter into the Amendment as soon as reasonably practicable following the execution of this Term Sheet.
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Reservation of Rights.  Each Party hereby reserves all rights, remedies and defenses they may have under the CSA or otherwise.  In addition, neither Party waives any of the other Party’s defaults, past, current or future.  The foregoing notwithstanding, each Party hereby covenants and agrees that, in the event that such Party has claims of any kind against the other Party arising under the CSA and existing as of the effective date of this Term Sheet, such Party will not bring any such claim during the period this Term Sheet or the Amendment, as the case may be, is in effect.

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General.  Except as expressly modified and/or supplemented by this Term Sheet, all obligations, rights and remedies currently existing under the CSA continue in full force and effect.  This Term Sheet may be executed in counterparts, all of which when taken together shall be one and the same document.  This Term Sheet (including the Exhibits attached hereto) and the CSA constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior understandings with respect thereto.

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Offer Expiration; Mesa Board Ratification.  This Term Sheet will expire, and will be deemed to be of no force or effect, if (i) Mesa fails to execute this Term Sheet on or before 11:59pm CST January 22, 2019, or (ii) Mesa provides to American, on or before 11:59pm CST January 29, 2019, a letter from the chairman of the board of directors of Mesa stating that the board of directors failed to ratify this Term Sheet.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have duly executed this Term Sheet to be effective as of the date of execution by both Parties.

AMERICAN AIRLINES, INC. By: /s/ Devon May Name: Devon May Title: Senior Vice President – Network Strategy Date: January 29, 2019	MESA AIRLINES, INC. By: /s/ Michael J. Lotz Name: Michael J. Lotz Title: President Date: January 29, 2019

o

Exhibit A
Summary of Mesa Performance Criteria

Subject Matter	Criteria
Scheduling

•Mesa will provide the Final Crew Max, in good faith, no later than [***] days before each month during which Mesa is obligated to provide Flight Services.

oThe Final Crew Max that Mesa provides to American for each such month will be no less than the number of block hours American schedules for such month. For the avoidance of doubt, Mesa agrees to fly the block hours provided by American.

•Mesa shall not initiate any reduction to the Final Crew Max less than [***] days prior to the applicable month; provided that if [***] or more American-dedicated Mesa captains and/or first officers terminate their employment with Mesa during the calendar month immediately following Mesa’s provision of a Final Crew Max, Mesa may amend such Final Crew Max no later than [***] days prior to the month to which such Final Crew Max relates.

•[***]

Operational Performance

•Mesa shall meet or exceed all of the below performance metrics (collectively, the “Performance Metrics” and each, a “Performance Metric”):

o[***]:

▪Beginning on May 1, 2019 and continuing until August 31, 2019, [***] must be below [***] per aircraft, inclusive of all category [***] without exclusions, measured on a rolling 60-day basis.

▪Beginning on September 1, 2019 and continuing thereafter, [***] must be below [***] per aircraft, inclusive of all category [***] without exclusions, measured on a rolling 45-day basis.

oCCF:

▪Beginning on May 1, 2019 and continuing until August 31, 2019, CCF must be at or above [***]%*, measured on a rolling 60-day basis; and

▪Beginning on September 1, 2019 and continuing thereafter, CCF must be at or above [***]%*, measured on a rolling 45-day basis.

o[***]:

▪Beginning on May 1, 2019 and continuing until August 31, 2019, [***] must be at or above [***]%*, measured on a rolling 60-day basis; and

▪Beginning on September 1, 2019 and continuing thereafter, [***] must be at or above [***]%*, measured on a rolling 45-day basis.

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Subject Matter	Criteria

oCD0

▪Beginning on May 1, 2019 and continuing until August 31, 2019, CD0, measured on a rolling 60-day basis, must be at or above the percentage provided in the “CD0 May–Aug. 2019” column* of the table below that corresponds to Mesa’s actual B0 for each such 60-day period**; and

▪Beginning on September 1, 2019 and continuing thereafter, CD0, measured on a rolling 45-day basis, must be at or above the percentage provided in the “CD0 Sept. 2019 & After” column* of the table below that corresponds to Mesa’s actual B0 for each such 45-day period**.

*Note:  In the case of any Performance Metric measurement period that straddles two Performance Metric percentage thresholds, the actual percentage threshold used to measure Mesa’s performance will be calculated using the daily weighted average of the applicable thresholds over the applicable measurement period.

**Note:  Actual B0 will be calculated as the daily weighted average B0 over each such 60- or 45-day period, as applicable.

Operational Performance: CD0 adjustment based on actual B0

B0	CD0 May–Aug. 2019	CD0 Sept. 2019 & After
[***]% and above	[***]%	[***]%
[***]% – [***]%	[***]%	[***]%
[***]% – [***]%	[***]%	[***]%
[***]% – [***]%*	[***]%	[***]%
[***]% – [***]%	[***]%	[***]%
[***]% – [***]%	[***]%	[***]%
[***]% – [***]%	[***]%	[***]%
[***]% – [***]%	[***]%	[***]%
[***]% – [***]%	[***]%	[***]%
[***]% – [***]%	[***]%	[***]%
[***]% – [***]%	[***]%	[***]%
[***]% – [***]%	[***]%	[***]%
[***]% – [***]%	[***]%	[***]%

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Operational Performance: CD0 adjustment based on actual B0

B0	CD0 May–Aug. 2019	CD0 Sept. 2019 & After
[***]% – [***]%	[***]%	[***]%
[***]% and below	N/A	N/A

*Target B0 is [***]%

Subject Matter	Criteria
Maintenance and Staffing Maintenance and Staffing (cont.)	•Mesa and American agree that the Maintenance Bases are: o[***] o[***] o[***] •Mesa and American agree that the Outstation Bases are: o[***] o[***] o[***] o[***] •[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Subject Matter	Criteria

[***]	[***]

•[***] •[***] •[***] •[***]

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Exhibit B
Summary of American Performance Criteria

Subject Matter	Criteria
[***]

•American will provide Mesa’s monthly block hour projections no later than 160 days before each month during which Mesa is obligated to provide Flight Services.

•American’s projected “Utilization” will not exceed:

o[***] in any calendar year; and

o[***] in any calendar month; and

o[***] in more than four calendar months in any calendar year.

•“Utilization” will be calculated as follows:

Utilization = (Total Scheduled block hours during a given period) / (Weighted average of Revenue Available Aircraft during such period) / (Number of days in such period)

•Average stage length will be equal to the 2018 annual average stage length (+/-[***]%).

[***]	American will provide a minimum of [***] hours of [***] per calendar month for all schedules starting May 1, 2019. [***] means [***]

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Subject Matter	Criteria
Mesa Performance Bonus Payments

•CD0 Bonus Payments:

oBeginning on May 1, 2019 and continuing until August 31, 2019, if Mesa’s CD0 rate for any rolling 60-day period exceeds [***]% [***], American will pay to Mesa a bonus payment, calculated as follows:

(CD0 bonus payment) = [***]

oBeginning on September 1, 2019 and continuing thereafter, if Mesa’s CD0 rate for any rolling 45-day period exceeds [***]% [***], American will pay to Mesa a bonus payment, calculated as follows:

(CD0 bonus payment) = [***]

•CCF Bonus Payments:

oBeginning on May 1, 2019 and continuing until August 31, 2019, if Mesa’s CCF rate for any rolling 60-day period exceeds [***]%, American will pay to Mesa a bonus payment, calculated as follows:

(CCF bonus payment) = [***]

oBeginning on May 1, 2019 and continuing thereafter, if Mesa’s CCF rate for any rolling 45-day period exceeds [***]%, American will pay to Mesa a bonus payment, calculated as follows:

(CCF bonus payment) = [***]

•Upon the accrual of a performance bonus with respect to either Performance Metric, the rolling measurement period applicable to such Performance Metric will reset such that an additional bonus payment with respect to such Performance Metric may not accrue to Mesa until at least 45 or 60 days, as applicable, after the accrual of the prior bonus payment.  For the avoidance of doubt, the accrual of a bonus payment with respect to one Performance Metric will not affect the measurement period applicable to the other Performance Metric.

•Bonus payments to Mesa will not exceed $[***] per calendar year in the aggregate.

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